Exhibit 99.1

HarborOne Bancorp, Inc. Announces 2025 First Quarter Results

Contact: Stephen W. Finocchio, EVP and CFO

Brockton, Massachusetts (April 24, 2025): HarborOne Bancorp, Inc. (the “Company” or “HarborOne”) (NASDAQ: HONE), the holding company for HarborOne Bank (the “Bank”), announced net income of $5.5 million, or $0.14 per diluted share, for the quarter ended March 31, 2025, a decrease of $3.4 million, or 38.1%, compared to net income of $8.9 million, or $0.21 per diluted share, for the quarter ended December 31, 2024.

First Quarter Financial Highlights:

●	Net income of $5.5 million, or $0.14 per diluted share; the quarter-over-quarter decrease primarily reflects a $2.9 million decrease in mortgage banking income
●	Net interest margin of 2.39%, up 3 basis-points on a quarter-over-quarter basis
●	Noninterest expense was flat at $32.9 million
●	Deposits, excluding brokered deposits, increased $79.6 million, or 1.9%, quarter-over-quarter
●	The loans-to-deposits ratio improved 225 basis points during the quarter, from 106.63% to 104.38%
●	Credit loss provision of $1.4 million, a $542,000 decrease compared to the fourth quarter of 2024
●	The quarterly dividend increased 12.5%; executed 513,855 in share repurchases

“The first quarter represents a solid start to the year,” commented Joseph F. Casey, President & CEO. “Our Bank team achieved continued strong commercial and industrial loan growth of $33 million, decreased commercial real estate balances, lower loan delinquencies, and a reduction of 15 basis points in the cost of deposits, excluding brokered deposits. Our residential mortgage team delivered an 11.8% increase in year-over-year loan closings during the slowest quarter seasonally for that business, against a backdrop of elevated mortgage rates.”

Net Interest Income

Quarter-over-quarter, net interest and dividend income declined $358,000 from $31.8 million to $31.5 million, while net interest margin improved 3 basis points to 2.39%, impacted by:

●	Yield on loans declined 8 basis points as floating-rate assets repriced during the quarter, and average loan balances decreased $30.0 million. Yield on loans was also negatively impacted by a decline in prepayment fees of $277,000.

●	Cost of deposits, excluding brokered deposits, decreased 15 basis points, and average deposit balances, excluding brokered deposits, decreased $33.2 million, primarily due to seasonal decreases in savings and DDA accounts in the first two months of the quarter that were largely recovered in March.

●	Borrowing costs improved 6 basis points, and average borrowings declined $20.0 million.

Noninterest Income

Quarter-over-quarter, total noninterest income decreased $3.8 million, or 27.7%, to $9.9 million, from $13.7 million,

impacted by:

●	HarborOne Mortgage, LLC (“HarborOne Mortgage”) realized a $2.7 million gain on loan sales from mortgage closings of $114.1 million in the first quarter of 2025, compared to $4.0 million from mortgage loan closings of $179.1 million in the fourth quarter, as an uptick in mortgage rates, and low for-sale inventory constrained loan demand.

●	The mortgage servicing rights (“MSR”) valuation decreased $1.2 million compared to an increase of $2.3 million for the fourth quarter of 2024, including the impact of principal payments on the underlying mortgages of $782,000 and $1.0 million for the quarters ended March 31, 2025 and December 31, 2024, respectively. The first quarter MSR valuation loss of $1.1 million was offset by a $561,000 economic hedging gain, whereas the fourth quarter of 2024 included a MSR valuation gain of $2.2 million offset by a $1.3 million hedging loss.

●	Deposit account fees decreased $871,000, primarily as a result of a decrease in debit card interchange fees of $493,000 due to a catch-up adjustment in the fourth quarter for the annual VISA volume incentive, and a $181,000 seasonal decrease in debit card interchange income.

Noninterest Expense

Total noninterest expense was flat at $32.9 million; quarter-over-quarter variances of note were:

●	Occupancy and equipment expense increased $150,000 primarily due to seasonal increases for snow removal and heating costs.

●	Loan expenses decreased $94,000, consistent with lower loan originations in the first quarter of 2025.

●	Deposit insurance decreased $113,000, reflecting a decrease in the assessment base.

●	Other expenses increased $183,000, primarily reflecting an increase in cloud computing expenses as we continue to evolve our technology stack and fees charged for FHLB letters of credit to secure municipal deposits.

Balance Sheet

Quarter-over-quarter, total assets decreased $52.8 million, or 0.9%, to $5.70 billion, from $5.75 billion, impacted by:

●	Loans declined $31.5 million, or 0.7%, to $4.82 billion, from $4.85 billion the prior quarter. Commercial real estate and construction loans decreased $44.5 million, favoring payoffs over renewals for loans secured by commercial real estate that are not included in our strongest customer relationships. Commercial and industrial loans increased $33.0 million. Residential real estate and consumer loans decreased $20.0 million, partly reflecting a decrease in loan purchases from HarborOne Mortgage during the quarter.

●	Available-for-sale securities increased $1.7 million to $265.6 million from the prior quarter. The unrealized loss on securities available for sale decreased to $58.8 million, as compared to $65.2 million in the prior quarter. Securities held to maturity were steady at $19.2 million.

●	Total deposits increased $68.0 million to $4.62 billion from $4.55 billion the prior quarter. Non-certificate accounts increased $73.2 million and term certificate accounts increased $6.4 million. Brokered deposits decreased $11.6 million. As of March 31, 2025, FDIC-insured deposits were approximately 74% of total deposits, including Bank subsidiary deposits.

●	Borrowed funds decreased $117.0 million to $399.5 million compared to $516.6 million at the prior quarter end. As of March 31, 2025, the Bank had $1.42 billion in available borrowing capacity across multiple relationships.

●	Total stockholders’ equity was $576.0 million, compared to $575.0 million at the prior quarter end. Stockholders’ equity increased 0.2% when compared to the prior quarter, as net income and an increase in the fair value of available-for-sale securities were partially offset by share repurchases and dividend payments.

●	The tangible-common-equity-to-tangible-assets ratio(1) was 9.15% at March 31, 2025, compared to 9.05% at December 31, 2024. Book value per share and tangible book value per share(1) increased modestly quarter over quarter from $13.15 to $13.27 and from $11.78 to $11.90, respectively.

(1) Non-GAAP financial measure. Refer to the Reconciliation of Non-GAAP Financial Measures.

Asset Quality and Allowance for Credit Losses

The Company recorded a $1.4 million provision for credit losses for the quarter ended March 31, 2025. The provision for loan credit losses was $1.9 million and the provision for unfunded commitments was a negative $506,000. The provision for loan credit losses was primarily due to a further specific reserve allocation for a previously identified classified commercial real estate loan, partially offset by a decrease in loan balances and qualitative factor adjustments. The specific reserve allocation recorded on the commercial real estate loan noted above was $3.6 million based on the re-evaluation of collateral due to a revised exit strategy, adding to a specific reserve allocation of $4.7 million. The aggregate allowance of $8.3 million was charged off in the first quarter of 2025. Net charge-offs totaled $8.7 million, or 0.72% of average loans outstanding on an annualized basis for the quarter ended March 31, 2025. For the quarter ended December 31, 2024, the Company had recorded a provision for credit losses of $1.9 million, reflecting a further specific reserve allocation for a previously identified classified commercial real estate loan, partially offset by qualitative factor adjustments, and a decrease in loan balance. Net charge-offs totaled $58,000 for the quarter ended December 31, 2024.

The ACL on loans was $49.3 million, or 1.02% of total loans, at March 31, 2025, compared to $56.1 million, or 1.16% of total loans, at December 31, 2024. The ACL on unfunded commitments, included in other liabilities on the unaudited Consolidated Balance Sheet, amounted to $3.0 million at March 31, 2025, compared to $3.5 million at December 31, 2024. Total nonperforming assets were $30.9 million and 0.54% of total assets at March 31, 2025, compared to $29.5 million and 0.51% of total assets at December 31, 2024. As of March 31, 2025 and December 31, 2024, total criticized and classified commercial loans amounted to $187.1 million and $178.6 million, respectively. The quarterly increase in total criticized and classified commercial loans primarily reflects the addition of three new credits in the special mention category as a result of continued pressure on commercial real estate values, offset by the charge-off noted above.  In the quarter ended March 31, 2025, non-performing commercial real estate loans decreased $7.8 million, primarily a result of the charge-off noted above. Non-performing commercial and industrial loans increased $8.3 million, primarily the result of a single credit included in the healthcare segment.

About HarborOne Bancorp, Inc.

HarborOne Bancorp, Inc. is the holding company for HarborOne Bank, a Massachusetts-chartered trust company. HarborOne Bank serves the financial needs of consumers, businesses, and municipalities throughout Eastern Massachusetts and Rhode Island through a network of 30 full-service banking centers located in Massachusetts and Rhode Island, and commercial lending offices in Boston, Massachusetts and Providence, Rhode Island. HarborOne Bank also provides a range of educational resources through “HarborOne U,” with free digital content, webinars, and recordings for small business and personal financial education. HarborOne Mortgage, LLC, a subsidiary of HarborOne Bank, provides mortgage lending services throughout New England and other states.

Forward Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission (“SEC”), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, changes in general business and economic conditions (including, the impact of recently imposed tariffs by the U.S. Administration and foreign governments, inflation and concerns about liquidity) on a national basis and in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in interest rates; changes in customer behavior; ongoing turbulence in the capital and debt markets and the impact of such conditions on the Company’s business activities; increases in loan default and charge-off rates; decreases in the value of securities in the Company’s investment portfolio; fluctuations in real estate values; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior or adverse economic developments; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competitive pressures from other financial institutions; cybersecurity incidents, fraud, natural disasters, war, terrorism, civil unrest, and future pandemics; changes in regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the SEC, which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

Use of Non-GAAP Measures

In addition to results presented in accordance with generally accepted accounting principles (“GAAP”), this press release contains certain non-GAAP financial measures including: “core net income,” “core earnings per common share,” “core return on average earning assets,” “core return on average earning equity,” “efficiency ratio,” “core efficiency ratio,” “tax equivalent efficiency ratio,” “tax equivalent core efficiency ratio,” “total adjusted noninterest expense”, “core noninterest expense,” “tax equivalent net interest and dividend income,” “total core noninterest income,” “tax equivalent total core revenue,” “tangible common equity,” “average tangible common equity,” “tangible assets,” “tangible book value per share,” “tangible common equity to tangible assets,” “return on average tangible common equity,” “core return on average tangible common equity” and certain ratios derived from these measures. Non-GAAP measures are utilized by management, regulators and market analysts to evaluate the Company’s financial position and therefore such information is useful to investors.

The tax equivalent basis adjusts for the tax-favored status from certain loans held by the Bank that are not taxable for federal income tax purposes.

Core net income, core noninterest income and core noninterest expense exclude certain items that management does not consider indicative of ongoing financial performance or enhances comparability of results with prior periods. These adjustments include gain or loss on the sale of certain assets and release of reserves for uncertain tax positions.

These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

HarborOne Bancorp, Inc.

Selected Financial Highlights

(Unaudited)

	For the Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024

	(Dollars in thousands)
Earnings data
Net interest and dividend income	$31,469	$31,827	$31,893	$31,350	$30,582
Noninterest income	$9,891	$13,689	$10,568	$11,919	$10,741
Total revenue	$41,360	$45,516	$42,461	$43,269	$41,323
Noninterest expense	$32,850	$32,873	$32,268	$33,144	$31,750
Pre-tax, pre-provision income (loss)	$8,510	$12,643	$10,193	$10,125	$9,573
Provision for credit (benefits) losses	$1,385	$1,927	$5,903	$615	$(168)
Income (loss) before income taxes	$7,125	$10,716	$4,290	$9,510	$9,741
Net income (loss)	$5,500	$8,887	$3,924	$7,296	$7,300
Core net income (1)	$5,500	$8,341	$3,924	$6,689	$7,300
Per-share data
Earnings per share, diluted	$0.14	$0.21	$0.10	$0.18	$0.17
Core earnings per share, diluted(1)	$0.14	$0.20	$0.10	$0.16	$0.17
Book value per share	$13.27	$13.15	$13.24	$12.99	$12.82
Tangible book value per share(1)	$11.90	$11.78	$11.88	$11.63	$11.48
Profitability
Return on average assets	0.39%	0.62%	0.27%	0.50%	0.50%
Core return on average assets(1)	0.39%	0.58%	0.27%	0.45%	0.50%
Return on average equity	3.79%	6.08%	2.69%	5.07%	5.00%
Core Return on average equity(1)	3.79%	5.71%	2.69%	4.54%	5.00%
Return on average tangible common equity(1)	4.23%	6.78%	3.00%	5.67%	5.57%
Core return on average tangible common equity(1)	4.23%	6.36%	3.00%	5.19%	5.57%
Net interest margin on a fully tax equivalent basis(1)	2.39%	2.36%	2.36%	2.31%	2.25%
Cost of total deposits	2.48%	2.62%	2.68%	2.53%	2.49%
Efficiency ratio(1)	78.97%	71.81%	75.55%	76.16%	76.38%
Core efficiency ratio(1)	78.97%	71.81%	75.55%	77.54%	76.38%
Tax equivalent efficiency ratio(1)	78.09%	71.09%	74.75%	75.72%	75.92%
Tax equivalent core efficiency ratio(1)	78.09%	71.09%	74.75%	77.08%	75.92%
Balance Sheet
Total assets	$5,700,330	$5,753,133	$5,775,967	$5,787,035	$5,862,222
Total loans	$4,821,033	$4,852,499	$4,879,503	$4,839,232	$4,776,685
Total deposits	$4,618,721	$4,550,753	$4,536,177	$4,458,297	$4,394,024
Total loans / total deposits	104.38%	106.63%	107.57%	108.54%	108.71%
Asset quality
Allowance for credit losses ("ACL")	$49,323	$56,101	$54,004	$49,139	$48,185
Nonperforming assets	$30,908	$29,473	$28,408	$9,766	$12,201
Non-performing loans to total loans	0.64%	0.61%	0.58%	0.20%	0.25%
Allowance for credit losses on loans to non-performing loans	159.61%	190.41%	190.10%	503.16%	396.26%
Allowance for credit losses on loans to total loans	1.02%	1.16%	1.11%	1.02%	1.01%
Net loans charged off as a percentage of average loans outstanding	0.72%	-%	0.02%	0.02%	0.01%
Capital adequacy
Stockholders' equity / assets	10.10%	9.99%	10.11%	9.98%	9.85%
Tangible common equity / tangible assets(1)	9.15%	9.05%	9.17%	9.03%	8.92%
Common equity tier 1 ratio ("CET1")(1)	11.86%	11.79%	11.67%	11.73%	11.97%
Risk weighted assets	$4,738,746	$4,795,304	$4,827,022	$4,822,128	$4,727,354

(1)Non-GAAP financial measure. Refer to the Reconciliation of Non-GAAP Financial Measures

HarborOne Bancorp, Inc.

Consolidated Balance Sheet Trend

(Unaudited)

	Period ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(in thousands)	2025	2024	2024	2024	2024

Assets
Cash and due from banks	$44,383	$44,090	$39,668	$48,097	$36,340
Short-term investments	186,109	186,981	184,611	186,965	357,101
Total cash and cash equivalents	230,492	231,071	224,279	235,062	393,441

Securities available for sale, at fair value	265,644	263,904	276,817	269,078	291,008
Securities held to maturity, at amortized cost	19,211	19,627	19,625	19,725	19,724
Federal Home Loan Bank stock, at cost	18,330	23,277	17,476	25,311	26,565
Asset held for sale	-	-	-	-	348
Loans held for sale, at fair value	19,304	36,768	28,467	41,814	16,434
Loans:
Commercial real estate	2,272,480	2,280,309	2,321,148	2,380,881	2,355,672
Commercial construction	216,013	252,691	270,389	233,926	234,811
Commercial and industrial	627,480	594,453	549,908	499,043	471,215
Total commercial loans	3,115,973	3,127,453	3,141,445	3,113,850	3,061,698
Residential real estate	1,689,681	1,707,556	1,719,882	1,706,678	1,695,686
Consumer	15,379	17,490	18,176	18,704	19,301
Loans	4,821,033	4,852,499	4,879,503	4,839,232	4,776,685
Less: Allowance for credit losses on loans	(49,323)	(56,101)	(54,004)	(49,139)	(48,185)
Net loans	4,771,710	4,796,398	4,825,499	4,790,093	4,728,500
Mortgage servicing rights, at fair value	42,620	44,500	43,067	46,209	46,597
Goodwill	59,042	59,042	59,042	59,042	59,042
Other intangible assets	568	757	947	1,136	1,326
Other assets	273,409	277,789	280,748	299,565	279,237
Total assets	$5,700,330	$5,753,133	$5,775,967	$5,787,035	$5,862,222

Liabilities and Stockholders' Equity
Deposits:
Demand deposit accounts	$703,736	$690,647	$713,379	$689,800	$677,152
NOW accounts	340,194	298,337	296,322	308,016	305,071
Regular savings and club accounts	908,136	895,232	926,192	989,720	1,110,404
Money market deposit accounts	1,200,600	1,195,209	1,162,930	1,100,215	1,061,145
Term certificate accounts	1,076,195	1,069,844	1,063,672	985,293	852,326
Brokered deposits	389,860	401,484	373,682	385,253	387,926
Total deposits	4,618,721	4,550,753	4,536,177	4,458,297	4,394,024
Borrowings	399,547	516,555	539,364	619,372	754,380
Other liabilities and accrued expenses	106,095	110,814	116,224	132,037	136,135
Total liabilities	$5,124,363	$5,178,122	$5,191,765	$5,209,706	$5,284,539

Common stock	598	598	598	598	598
Additional paid-in capital	490,327	489,532	488,983	487,980	487,277
Unearned compensation - ESOP	(23,488)	(23,947)	(24,407)	(24,866)	(25,326)
Retained earnings	375,710	373,861	368,222	367,584	363,591
Treasury stock	(221,516)	(215,138)	(210,197)	(205,944)	(199,853)
Accumulated other comprehensive loss	(45,664)	(49,895)	(38,997)	(48,023)	(48,604)
Total stockholders' equity	$575,967	$575,011	$584,202	$577,329	$577,683

Total liabilities and stockholders' equity	$5,700,330	$5,753,133	$5,775,967	$5,787,035	$5,862,222

HarborOne Bancorp, Inc.

Consolidated Statements of Net Income - Trend

(Unaudited)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands, except share data)	2025	2024	2024	2024	2024
Interest and dividend income:
Interest and fees on loans	$59,872	$62,415	$63,595	$61,512	$59,937
Interest on loans held for sale	296	517	546	347	243
Interest on securities	1,993	1,996	1,965	2,121	2,065
Other interest and dividend income	2,278	2,591	2,928	3,971	4,659
Total interest and dividend income	64,439	67,519	69,034	67,951	66,904

Interest expense:
Interest on deposits	27,643	29,963	29,969	27,272	26,899
Interest on borrowings	5,327	5,729	7,172	9,329	9,423
Total interest expense	32,970	35,692	37,141	36,601	36,322

Net interest and dividend income	31,469	31,827	31,893	31,350	30,582
Provision (benefit) for credit losses	1,385	1,927	5,903	615	(168)

Net interest and dividend income, after provision (benefit) for credit losses	30,084	29,900	25,990	30,735	30,750

Noninterest income:
Mortgage banking income:
Gain on sale of mortgage loans	2,716	3,952	3,752	3,143	2,013
Changes in mortgage servicing rights fair value	(1,372)	(19)	(2,641)	(1,098)	54
Other	2,108	2,431	2,390	2,356	2,276
Total mortgage banking income	3,452	6,364	3,501	4,401	4,343
Deposit account fees	5,153	6,024	5,370	5,223	4,983
Income on retirement plan annuities	119	121	122	141	145
Gain on sale of asset held for sale	-	-	-	1,809	-
Loss on sale of securities	-	-	-	(1,041)	-
Bank-owned life insurance income	743	769	777	758	746
Other income	424	411	798	628	524
Total noninterest income	9,891	13,689	10,568	11,919	10,741

Noninterest expenses:
Compensation and benefits	18,785	18,853	18,551	18,976	17,636
Occupancy and equipment	4,627	4,477	4,628	4,636	4,781
Data processing	2,625	2,626	2,711	2,375	2,479
Loan expense	431	525	457	461	371
Marketing	588	599	549	1,368	816
Professional fees	1,382	1,451	1,292	1,236	1,457
Deposit insurance	1,050	1,163	1,028	993	1,164
Other expenses	3,362	3,179	3,052	3,099	3,046
Total noninterest expenses	32,850	32,873	32,268	33,144	31,750

Income before income taxes	7,125	10,716	4,290	9,510	9,741
Income tax provision	1,625	1,829	366	2,214	2,441

Net income	$5,500	$8,887	$3,924	$7,296	$7,300

Earnings per common share:
Basic	$0.14	$0.21	$0.10	$0.18	$0.17
Diluted	$0.14	$0.21	$0.10	$0.18	$0.17
Weighted average shares outstanding:
Basic	40,344,922	40,700,783	40,984,857	41,293,787	41,912,421
Diluted	40,605,799	41,062,421	41,336,985	41,370,289	42,127,037

HarborOne Bancorp, Inc.

Asset Quality

(Unaudited)

	As of or for the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Non-performing Assets
Nonaccruing loans:
Commercial real estate and construction	$8,610	$16,836	$17,171	$-	$1,496
Commercial and industrial	10,538	2,204	1,743	1,773	1,744
Residential mortgages, construction, and HELOC	11,705	10,409	9,451	7,949	8,866
Consumer	49	14	43	44	54
Total nonaccruing loans	30,902	29,463	28,408	9,766	12,160
Other real estate owned	-	-	-	-	-
Repossessed assets	6	10	-	-	41
Total nonperforming assets	$30,908	$29,473	$28,408	$9,766	$12,201

Total nonperforming loans to total loans	0.64%	0.61%	0.58%	0.20%	0.25%
Total nonperforming assets to total assets	0.54%	0.51%	0.49%	0.17%	0.21%

Allowance for credit losses on loans
Beginning balance	$56,101	$54,004	$49,139	$48,185	$47,972
Net (charge-offs) recoveries:
Commercial real estate and construction	(8,300)	40	3	-	100
Commercial and industrial	(362)	(57)	(146)	(184)	(182)
Residential mortgages and HELOC	10	1	-	5	3
Consumer	(17)	(42)	(39)	(16)	(46)
Total net charge-offs:	(8,669)	(58)	(182)	(195)	(125)
Provision for loan credit losses	1,891	2,155	5,047	1,149	338
Ending balance	$49,323	$56,101	$54,004	$49,139	$48,185

Allowance for credit losses on loans to total loans	1.02%	1.16%	1.11%	1.02%	1.01%
Allowance for credit losses on loans to nonaccruing loans	159.61%	190.41%	190.10%	503.16%	396.26%
Annualized net charge-offs (recoveries)/average loans	0.72%	0.00%	0.02%	0.02%	0.01%
Provision (credit) for unfunded commitments	$(506)	$(228)	$856	$(534)	$(506)
Allowance for unfunded commitments	$3,000	$3,506	$3,734	$2,878	$3,412

Delinquency
Total delinquent loans	$29,821	$37,427	$21,325	$12,990	$12,160
Total delinquent loans to total loans	0.62%	0.77%	0.44%	0.27%	0.25%

HarborOne Bancorp, Inc.

Average Balances and Yield Trend

(Unaudited)

	Quarters Ended
	March 31, 2025			December 31, 2024			March 31, 2024
	Average			Average			Average
	Outstanding		Yield/	Outstanding		Yield/	Outstanding		Yield/
	Balance	Interest	Cost (8)	Balance	Interest	Cost (8)	Balance	Interest	Cost (8)

	(dollars in thousands)
Interest-earning assets:
Investment securities (1)	$346,902	$1,993	2.33%	$350,041	$1,996	2.27%	$372,787	$2,065	2.23%
Other interest-earning assets	213,400	2,278	4.33	203,695	2,591	5.06	356,470	4,659	5.26
Loans held for sale	17,237	296	6.96	31,358	517	6.56	14,260	243	6.85
Loans
Commercial loans (2)(3)	3,125,369	41,796	5.42	3,139,356	43,845	5.56	3,040,835	41,653	5.51
Residential real estate loans (3)(4)	1,696,444	18,243	4.36	1,711,481	18,685	4.34	1,700,694	18,175	4.30
Consumer loans (3)	16,601	294	7.18	17,583	343	7.76	20,539	358	7.01
Total loans	4,838,414	60,333	5.06	4,868,420	62,873	5.14	4,762,068	60,186	5.08
Total interest-earning assets	5,415,953	64,900	4.86	5,453,514	67,977	4.96	5,505,585	67,153	4.91
Noninterest-earning assets	290,734			295,057			299,153
Total assets	$5,706,687			$5,748,571			$5,804,738
Interest-bearing liabilities:
Savings accounts	$908,434	3,050	1.36	$924,514	3,339	1.44	$1,186,201	5,523	1.87
NOW accounts	303,719	127	0.17	292,332	110	0.15	289,902	75	0.10
Money market accounts	1,190,811	9,648	3.29	1,184,006	10,565	3.55	994,353	9,313	3.77
Certificates of deposit	1,060,313	11,343	4.34	1,075,594	12,391	4.58	855,070	8,554	4.02
Brokered deposits	387,294	3,475	3.64	376,154	3,558	3.76	356,459	3,434	3.87
Total interest-bearing deposits	3,850,571	27,643	2.91	3,852,600	29,963	3.09	3,681,985	26,899	2.94
Total borrowings	493,206	5,327	4.38	512,802	5,729	4.44	764,623	9,423	4.96
Total interest-bearing liabilities	4,343,777	32,970	3.08	4,365,402	35,692	3.25	4,446,608	36,322	3.29
Noninterest-bearing liabilities:
Noninterest-bearing deposits	677,314			697,364			654,436
Other noninterest-bearing liabilities	105,747			101,371			119,289
Total liabilities	5,126,838			5,164,137			5,220,333
Total stockholders' equity	579,849			584,433			584,405
Total liabilities and stockholders' equity	$5,706,687			$5,748,571			$5,804,738
Tax equivalent net interest income		31,930			32,285			30,831
Tax equivalent interest rate spread (5)			1.78%			1.71%			1.62%
Less: tax equivalent adjustment		461			458			249
Net interest income as reported		$31,469			$31,827			$30,582
Net interest-earning assets (6)	$1,072,176			$1,088,112			$1,058,977
Net interest margin (7)			2.36%			2.32%			2.23%
Tax equivalent effect			0.03			0.04			0.02
Net interest margin on a fully tax equivalent basis			2.39%			2.36%			2.25%
Ratio of interest-earning assets to interest-bearing liabilities	124.68%			124.93%			123.82%

Supplemental information:
Total deposits, including demand deposits	$4,527,885	$27,643		$4,549,964	$29,963		$4,336,421	$26,899
Cost of total deposits			2.48%			2.62%			2.49%
Total funding liabilities, including demand deposits	$5,021,091	$32,970		$5,062,766	$35,692		$5,101,044	$36,322
Cost of total funding liabilities			2.66%			2.80%			2.86%

(1) Includes securities available for sale and securities held to maturity.

(2) Tax-exempt income on industrial revenue bonds is included in commercial loans on a tax-equivalent basis.

(3) Includes nonaccruing loan balances and interest received on such loans.

(4) Includes the basis adjustments of certain loans included in fair value hedging relationships.

(5) Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.

(6) Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(7) Net interest margin represents net interest income divided by average total interest-earning assets. (8) Annualized

HarborOne Bancorp, Inc.

Segments Key Financial Data

(Unaudited)

		Quarters Ended
		March 31,	December 31,	September 30,	June 30,	March 31,
Statements of Net Income for HarborOne Bank Segment:		2025	2024	2024	2024	2024

		(Dollars in thousands)

Net interest and dividend income		$31,315	$31,681	$31,780	$31,098	$30,485
Provision (benefit) for credit losses		1,385	1,927	5,903	615	(168)
Net interest and dividend income, after provision for credit losses		29,930	29,754	25,877	30,483	30,653
Mortgage banking income:
Intersegment loss		(81)	(161)	(357)	(464)	(236)
Changes in mortgage servicing rights fair value		(134)	80	(220)	(74)	(32)
Other		167	169	175	180	180
Total mortgage banking (loss) income		(48)	88	(402)	(358)	(88)
Other noninterest income:
Deposit account fees		5,153	6,024	5,370	5,223	4,983
Income on retirement plan annuities		119	121	122	141	145
Gain on sale of asset held for sale		-	-	-	1,809	-
Loss on sale of securities		-	-	-	(1,041)	-
Bank-owned life insurance income		743	769	777	758	746
Other income		425	383	798	624	517
Total noninterest income		6,392	7,385	6,665	7,156	6,303
Total noninterest expenses		28,185	27,400	26,752	27,791	27,407
Income before income taxes		8,137	9,739	5,790	9,848	9,549
Provision for income taxes		1,903	2,015	875	2,310	2,386
Net income		$6,234	$7,724	$4,915	$7,538	$7,163

Efficiency ratio (Non-GAAP)
Noninterest expense, as presented (GAAP)		$28,185	$27,400	$26,752	$27,791	$27,407
Less: Amortization of other intangible assets		190	190	190	189	189
Total adjusted noninterest expense(non-GAAP)	(A)	$27,995	$27,210	$26,562	$27,602	$27,218

Net interest and dividend income (GAAP)		$31,315	$31,681	$31,780	$31,098	$30,485
Plus: tax equivalent adjustment		461	458	452	256	249
Tax equivalent net interest and dividend income (non-GAAP)	(B)	$31,776	$32,139	$32,232	$31,354	$30,734

Total noninterest income	(C)	$6,392	$7,385	$6,665	$7,156	$6,303
Less:
Gain on sale of asset held for sale		-	-	-	1,809	-
Loss on sale of securities		-	-	-	(1,041)	-
Core total noninterest income (non-GAAP)	(D)	$6,392	$7,385	$6,665	$6,388	$6,303

Tax equivalent efficiency ratio (non-GAAP)	(A)/(B+C)	73.35%	68.84%	68.29%	71.67%	73.49%
Tax equivalent core efficiency ratio (non-GAAP)	(A)/(B+D)	73.35%	68.84%	68.29%	73.13%	73.49%

HarborOne Bancorp, Inc.

Segments Key Financial Data

(Unaudited)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
Statements of Net Income for HarborOne Mortgage Segment:	2025	2024	2024	2024	2024

	(Dollars in thousands)

Net interest and dividend income	$149	$140	$105	$240	$80
Mortgage banking income:
Gain on sale of mortgage loans	2,716	3,954	3,752	3,141	2,013
Intersegment gain	209	48	277	464	308
Changes in mortgage servicing rights:
Amortization and payoffs	(712)	(939)	(1,011)	(888)	(696)
Change in fair value due to assumptions	(1,087)	2,170	(2,255)	144	1,003
Net gain(loss) from economic hedging	561	(1,330)	845	(280)	(221)
Total changes in mortgage servicing rights	(1,238)	(99)	(2,421)	(1,024)	86
Other	1,941	2,260	2,215	2,177	2,097
Total mortgage banking income	3,628	6,163	3,823	4,758	4,504
Other noninterest income	-	-	-	4	10
Total noninterest income	3,628	6,163	3,823	4,762	4,514
Total noninterest expenses	4,504	5,490	5,600	5,269	4,311

Income (loss) before income taxes	(727)	813	(1,672)	(267)	283
Income tax (benefit) provision	(236)	(320)	(535)	(76)	60
Net income (loss)	$(491)	$1,133	$(1,137)	$(191)	$223

Closed loan volume	$114,136	$179,077	$209,525	$172,994	$102,102
Gain on sale margin	2.38%	2.21%	1.79%	1.82%	1.97%

Capitalized Mortgage Servicing Rights
Beginning balance	$41,544	$40,191	$43,113	$43,427	$42,910
Originated servicing rights	53	122	344	430	210
Amortization and payoffs	(712)	(939)	(1,011)	(888)	(696)
Changes in fair value	(1,087)	2,170	(2,255)	144	1,003
Ending balance	$39,798	$41,544	$40,191	$43,113	$43,427

HarborOne Bancorp, Inc.

Non-GAAP Reconciliation

(Unaudited)

		As of or for the Three Months Ended
		March 31,	December 31,	September 30,	June 30,	March 31,
		2025	2024	2024	2024	2024
Core Net Income
Net income, as presented (GAAP)	(A)	$5,500	$8,887	$3,924	$7,296	$7,300
Less: Gain on sale of asset held for sale, net of taxes		-	-	-	1,429	-
Less: Loss on sale of securities, net of taxes		-	-	-	(822)	-
Less: Release of uncertain tax position reserve		-	546	-	-	-
Core Net Income (non-GAAP)	(B)	$5,500	$8,341	$3,924	$6,689	$7,300
Weighted average shares outstanding for the period:
Basic	(C)	40,344,922	40,700,783	40,984,857	41,293,787	41,912,421
Diluted	(D)	40,605,799	41,062,421	41,336,985	41,370,289	42,127,037
Earnings per common share (GAAP):
Basic	(A)/(C)	$0.14	$0.21	$0.10	$0.18	$0.17
Diluted	(A)/(D)	$0.14	$0.21	$0.10	$0.18	$0.17
Core Earnings per common share (non-GAAP):
Basic	(B)/(C)	$0.14	$0.20	$0.10	$0.16	$0.17
Diluted	(B)/(D)	$0.14	$0.20	$0.10	$0.16	$0.17

Return on average assets, as presented (GAAP)	(A)/(E)	0.39%	0.62%	0.27%	0.50%	0.50%
Core return on average earning assets(non-GAAP)	(B)/(E)	0.39%	0.58%	0.27%	0.46%	0.50%
Average assets	(E)	$5,706,687	$5,748,571	$5,753,823	$5,807,997	$5,804,738

Return on average equity, as presented (GAAP)	(A)/(F)	3.79%	6.08%	2.69%	5.07%	5.00%
Core return on average earning equity(non-GAAP)	(B)/(F)	3.79%	5.71%	2.69%	4.65%	5.00%
Average equity	(F)	$579,849	$584,433	$584,049	$575,321	$584,405

Efficiency Ratio
Noninterest expense, as presented (GAAP)		$32,850	$32,873	$32,268	$33,144	$31,750
Less: Amortization of other intangible assets		190	190	190	189	189
Total adjusted noninterest expense(non-GAAP)	(G)	$32,660	$32,683	$32,078	$32,955	$31,561
Core noninterest expense (non-GAAP)	(H)	$32,660	$32,683	$32,078	$32,955	$31,561

Net interest and dividend income (GAAP)	(I)	$31,469	$31,827	$31,893	$31,350	$30,582
Plus: tax equivalent adjustment		461	458	452	256	249
Tax equivalent net interest and dividend income (non-GAAP)	(J)	31,930	32,285	32,345	31,606	30,831
Total noninterest income	(K)	9,891	13,689	10,568	11,919	10,741
Less:
Gain on sale of asset held for sale		-	-	-	1,809	-
Loss on sale of securities		-	-	-	(1,041)	-
Total core noninterest income (non-GAAP)	(L)	9,891	13,689	10,568	11,151	10,741
Tax equivalent total core revenue (non-GAAP)	(M)	$41,821	$45,974	$42,913	$42,757	$41,572

Efficiency ratio (non-GAAP)	(G)/(I)+(K)	78.97%	71.81%	75.55%	76.16%	76.38%
Core efficiency ratio (non-GAAP)	(H)/(I)+(L)	78.97%	71.81%	75.55%	77.54%	76.38%
Tax equivalent efficiency ratio (non-GAAP)	(G)/(J)+(K)	78.09%	71.09%	74.75%	75.72%	75.92%
Tax equivalent core efficiency ratio (non-GAAP)	(H)/(M)	78.09%	71.09%	74.75%	77.08%	75.92%

HarborOne Bancorp, Inc.

Non-GAAP Reconciliation

(Unaudited)

		As of or for the Three Months Ended
		March 31,	December 31,	September 30,	June 30,	March 31,
		2025	2024	2024	2024	2024
Tangible equity and assets
Total stockholders' equity, as presented (GAAP)	(N)	$575,967	$575,011	$584,202	$577,329	$577,683
Less: Goodwill and other intangible assets		59,610	59,799	59,989	60,178	60,368
Tangible common equity(non-GAAP)	(O)	$516,357	$515,212	$524,213	$517,151	$517,315

Average stockholders' equity	(P)	$579,849	$584,433	$584,049	$575,321	$584,405
Less: Average goodwill and other intangible assets		59,709	59,888	60,077	60,262	60,465
Average tangible common equity(non-GAAP)	(Q)	$520,140	$524,545	$523,972	$515,059	$523,940

Total assets, as presented(GAAP)		$5,700,330	$5,753,133	$5,775,967	$5,787,035	$5,862,222
Less: Goodwill and other intangible assets		59,610	59,799	59,989	60,178	60,368
Tangible assets(non-GAAP)	(R)	$5,640,720	$5,693,334	$5,715,978	$5,726,857	$5,801,854

Common stock outstanding	(S)	43,408,480	43,723,278	44,130,134	44,459,490	45,055,006

Book value per share	(N)/(S)	$13.27	$13.15	$13.24	$12.99	$12.82
Tangible book value per share (non-GAAP)	(O)/(S)	$11.90	$11.78	$11.88	$11.63	$11.48
Tangible common equity/tangible assets (non-GAAP)	(O)/(R)	9.15%	9.05%	9.17%	9.03%	8.92%
Return on average tangible common equity (non-GAAP)	(A)/(Q)	4.23%	6.78%	3.00%	5.67%	5.57%
Core return on average tangible common equity (non-GAAP)	(B)/(Q)	4.23%	6.36%	3.00%	5.19%	5.57%